www.flotekind.com Flotek Industries, Inc. A Technology-Driven Growth Company Jerry Dumas, Chairman & CEO Houston Energy Financial Forum November 18-20, 2008 Exhibit 99.2

Flotek Overview
Flotek’s business is comprised of three segments
Drilling Products Segment
Leading provider of downhole rental tools to the energy
and mining industries
Complete bottom hole assembly including motores,
MWD and stabilization tools
Chemicals & Logistic Segment
Provide chemicals for drilling, cementing, stimulation,
acidizing and production
Our chemicals improve production and well economics
Operate automated bulk handling/loading facilities
Artificial Lift
Provide pumping system components to produce oil
and gas

Flotek Growth Engines
Sustainable Earnings Growth
Growth Strategy:
Diversified revenue base with
low capital requirements
Attractive acquisitions in
strategic markets
Organic growth through R&D
Aggressive focus thru Flotek
International
Focus on Fundamentals:
Employee recruiting and retention
Management team growth
Field operating profit target of 25%
Core Business Growth:
Specialized products for
unconventional oil & gas
Artificial lift—a $6.6B
market *
Stimulation chemicals—a
$4.1B, high-margin market *
Drilling tools—a $1.8B
market*
*Spears Oilfield Market Report, Oct. 2008

Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08

Focused, Balanced Growth Strategy
We take a balanced approach to growth of our three business segments
Acquisitions and organic growth
Demonstrated acquisition track record
– Completed 12 acquisitions since 2001
Significant organic growth
– 65% of revenue growth for 2006
– 64% of revenue growth for 2007
Domestic vs. International
Expand into selected North American basins
Expand international – Middle East, North Sea
Gas vs. Oil
Increase exposure to oil projects
Petrovalve applicable to Canadian SAGD oil sands
Production vs. Drilling
Increase exposure to production-oriented activities
Grow recurring revenue base
Quarterly Revenue (By Segment)
$0
$10
$20
$30
$40
$50
$60
$70
Chemicals & Logistics Drilling Products
Artificial Lift
In $M

Third Quarter 2008 Financial Highlights
3Q 2008 vs. 3Q 2007
– 50% revenue growth
– 49% increase EBITDA
– 42% growth in income from
operations
– 16% increase in net income;
15% increase in diluted
earning per share
– Gross profit margin of 45% in
08 vs. 43% in 07
5
8.5
5.0
41.7
10.1
5.8
62.8
15.7
12.1
16%
49% 50%
42%
0
10
20
30
40
50
60
70
Total
Revenue
EBITDA Income from
Operations
Net Income
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2007 2008 Difference
2007 vs. 2008
In $M

Third Quarter 2008 Product Highlights
New Technologies
– StimLube & StimLube CAT
friction reducers
– AMB-100 biocide
– New TeleShot MWD tool
– Flotek Shock Subs and Drilling
Jars
– Field Testing TelePulse MWD for
use in directional drilling
6
8.5
5.0
41.7
10.1
5.8
62.8
15.7
12.1
16%
49% 50%
42%
0
10
20
30
40
50
60
70
Total
Revenue
EBITDA Income from
Operations
Net Income
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2007 2008 Difference
2007 vs. 2008
In $M

Proprietary, Technology-Driven Products
Flotek continues to shift offerings toward specialty, away from commodity
Focus on high market growth
Deliver strong profitability
Customer-focused R&D efforts
in chemistry and mechanical
areas
Solid pipeline of new products;
dedicated science and technical
professionals
Acquisitions target technology-
oriented products and select
vertical integration
41.5%
40.9%
42.7%
42.9%
22.6%
21.6%
23.5%
17.1%
0%
10%
20%
30%
40%
50%
2004 2005 2006 2007
0%
10%
20%
30%
40%
50%
Gross Margin % EBITDA Margin %
Historical Margins

Drilling Products Segment
Complementary technologies – motors, telemetry and drill string components
Teledrift:
Leading designer and manufacturer of
wireless survey and measurement while
drilling (MWD) tools
Increases our offering of proprietary,
technology-oriented downhole rental
tools
CAVO Drilling Motors:
Complete line of high performance mud
motors
Particularly applicable in directional and
workover applications
Tool Rental:
Stabilizers, drill collars, reamers, wipers,
jars and shock subs (also sales of
centralizers and drill bits)
$21.9
$56.8
$3.3
$36.8
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007
Flotek
Revenue
In $M

Teledrift Extraordinary technology Compliments mud motor technology Aggressive directional rental opportunity “Franchise” technology – a proven industry standard Gross profit and EBITDA margins 9

Chemicals & Logistics Segment
We offer a full spectrum of specialty chemicals for drilling and cementing, stimulation, acidizing and production
Proprietary Specialty Chemicals
For drilling, cementing, completion and production:
75% specialty products by revenue
Customers include major service companies,
independents and drilling contractors
Value-based pricing
Substantial In-House R&D Efforts
Woodlands, Texas, R&D center opened August 2007
Expanded capacity for custom product development
Collaboration with key customers on new products
Includes 7 PhDs, 125 years combined experience
Logistics Business
Design, project manage and operate automated bulk
handling/loading facilities
Facilities handle and blend sand, cement and other
materials for oilfield operations
$29.6
$50.5
$18.0
$86.3
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007
Other
Products
25%
Proprietary /
Patent-Pending
75%
Revenue
In $M

Chemicals Group
Growing global demand for oilfield chemicals*
5.9% yearly demand increase for oilfield chemicals
– $14.5B market by 2010
Largest market is North America
– Nearly 60% of total demand in 2010
North Sea demand for high value, environmental products
– Biodegradable capillary foamer
– Micro-emulsion (ME) offshore approval pending
– Manufacturing capability established in The Netherlands
* The Freedonia Group, Inc.-World Oilfield Chemicals # 2162

Standard Emulsion
Formation Sand
Vertical Wellbore
Hydraulic Fracture
Micro Emulsion
Proppant Bed
Sand Screen
Formation Sand

Key Technology
Patented Micro-emulsion chemistry for drilling, fracturing and acidizing
“Green” chemicals enhance
unconventional gas production*
Well economics/viability
Actual production rates
Recoverable reserves
Well lifecycle
12
Flotek MICRO-emulsions flow more
readily than standard MACRO-
emulsions. Frac job clean-up is
improved for better production.
* The Oil & Gas Journal, “Trends in Unconventional Gas” Dec 17, 2007

Micro-emulsion (ME) Performance
Independent 24-well Green River
Basin, Wyoming study*
ME clearly outperformed
non-ME wells
Effective fracture half-length
over 1.5 times longer
20 year estimated gas recovery
33% more
Estimated NPV 40% more
Shut-in wells recovered 100% of
prior production vs. losses up to
50% without ME
13
$2
$4
$8
$26
$56
$0
$10
$20
$30
$40
$50
$60
2003 2004 2005 2006 2007
* 2008 Performance Sciences, Inc., Dr. Jim Crafton PhD
ME Gross Revenue Growth
In $M

Artificial Lift Segment
We provide pumping system components widely used in unconventional horizontal and coalbed methane wells
Petrovalve optimizes rod pumping
efficiency:
Increase flow per stroke
Producer can slow pump rate while
maintaining production volume
Can be placed at production zone
within vertical and horizontal
completions
Improves well economics, extends
the economic life
Especially applicable in
unconventional plays (heavy oil,
high gas to liquids ratio wells) to
eliminate gas locking
$1.4
$14.9
$0.6
$13.3
$0
$5
$10
$15
$20
2004 2005 2006 2007
Revenue
In $M

Artificial Lift – Coal Bed Methane
Gas Separator
– Patented downhole
technology to enhance production and
improve efficiency of coal bed methane
wells.
Improves production by reducing solution
gas lost in water recovery
Reduces environmental impact
water/gas
separator

$3.70
$12.00
$21.70
$37.10
$0
$10
$20
$30
$40
2004 2005 2006 2007
Strong Revenue and EBITDA Growth...
Revenue EBITDA
$158.0
$100.6
$52.9
$21.9
$0
$20
$40
$60
$80
$100
$120
$140
$160
2004 2005 2006 2007
In $M
In $M

...Has Led To Strong Earnings and EPS
Growth
$0.88
$0.61
$0.47
$0.15
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
2004 2005 2006 2007
$2.2
$7.7
$11.4
$16.7
$0
$5
$10
$15
$20
2004 2005 2006 2007
In $M
Annual EPS Net Income

EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007
Net Income $2.2 $7.7 $11.4 $16.7
Interest Expense 0.7 0.8 1.0 3.5
Income Taxes 0.2 1.7 6.6 10.4
Depreciation and Amortization 0.7 1.8 2.8 6.5
EBITDA $3.7 $12.0 $21.7 $37.1

Forward Looking Statements and
Non-GAAP Disclosures
Certain statements and information included in this presentation constitute “forward–looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. These statements involve known and unknown risks and uncertainties, some of which are outlined in the Company’s 10-K, which may cause the actual performance of Flotek to be materially different from any future results expressed or implied in this presentation and the forward-looking statements. Flotek undertakes no obligation to update any of its forward-looking statements for any reason.
Flotek has used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this presentation.  We have used this because we believe that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow of Flotek, prior to any debt service requirements. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Contact Us
Flotek Industries, Inc.
2930 W. Sam Houston Parkway N. Suite 300
Houston, Texas 77043
713-849-9911
www.flotekind.com
Brian Shannon, Investor Relations Manager
At Flotek Industries, our mission is to provide the customers we serve with the best value to enhance their performance. This will be done with the utmost dignity, integrity, and character. Character of the organization and its people matters greatly at Flotek where values will not be compromised. We will strive daily to achieve the highest standards of quality, loyalty, and service to be, with God’s grace, the best in our industry. This is our commitment to our customers, stockholders and ourselves.